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                      NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                (617) 578-2000

                                  ZENITH LIFE
                                ZENITH LIFE ONE
                               ZENITH LIFE PLUS
                              ZENITH LIFE PLUS II
                           ZENITH LIFE EXECUTIVE 65
                          ZENITH VARIABLE WHOLE LIFE
                             ZENITH FLEXIBLE LIFE
                           ZENITH FLEXIBLE LIFE 2001
                           ZENITH FLEXIBLE LIFE 2002
                           ZENITH SURVIVORSHIP LIFE
                         ZENITH SURVIVORSHIP LIFE PLUS
                         ZENITH SURVIVORSHIP LIFE 2002
                        ZENITH EXECUTIVE ADVANTAGE PLUS
                        ZENITH EXECUTIVE ADVANTAGE 2000
                        ENTERPRISE EXECUTIVE ADVANTAGE

                      SUPPLEMENT DATED FEBRUARY 15, 2005
                                      TO
         PROSPECTUSES DATED MAY 1, 1988, APRIL 30, 1999, MAY 1, 2000,
                   MAY 1, 2001, MAY 1, 2002 AND MAY 1, 2004

    New England Life Insurance Company (the "Company") has filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove the VIP High Income Portfolio as an investment option under the Company's variable life insurance policies and to replace it with the Lord Abbett Bond Debenture Portfolio, which is an existing investment option under your Policy. Fidelity Management & Research Company is the adviser to the High Income Portfolio. Lord, Abbett & Co. LLC is the subadviser to the Lord Abbett Bond Debenture Portfolio.

    The Company believes that the proposed substitution is in the best interest of policy owners. The Lord Abbett Bond Debenture Portfolio has investment objectives and policies similar to the VIP High Income Portfolio. The Company will bear all expenses related to the substitution, and it will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitution will occur on or about May 1, 2005.

Please note that:

    . No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

    . The elections you have on file for allocating your premium payments and/or your cash value (under the Dollar Cost Averaging or Rebalancing programs, if applicable) to the VIP High Income Sub-Account will be redirected to the Lord Abbett Bond Debenture Sub-Account unless you change your elections or transfer your cash value before the substitution takes place.

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    .   You may transfer your Policy cash value among the Sub-Accounts and the
        Fixed Account as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Policy.

    . You may transfer your Policy cash value in the VIP High Income Sub-Account (before the substitution) or the Lord Abbett Bond Debenture Sub-Account (after the substitution) to any other Sub-Account without charge.

    . On the effective date of the substitution, your cash value in the Separate Account will be the same as before the substitution.

 THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.